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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 28, 2001
                                -----------------
                                 Date of Report

                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-4448                                        36-0781620
------------------------                      ----------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                  60015
---------------------------------------                  ------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000

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Item 5. Other Events.

On November 28, 2001, a Baxter International Inc. subsidiary issued the attached press release relating to its settlement of certain claims in connection with its Althane dialyzers. The settlement involved the payment of approximately 55 million Spanish pesetas (approximately US$290,000) to each of the families of the ten hemodialysis patients referenced in the attached press release. In addition, the company will pay the attorney's fees. The press release is filed as Exhibit 99 and incorporated by reference.

Item 7. Exhibits

Exhibit No.    Exhibit

99             Press Release dated November 28, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BAXTER INTERNATIONAL INC.
                                       ------------------------
                                             (Registrant)



                                          By: /s/ Jan Stern Reed
                                              ------------------
                                          Jan Stern Reed
                                          Corporate Secretary


Date: November 28, 2001

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